Exhibit 23.3




                           CONSENT OF PATENT COUNSEL


     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related prospectus of ImClone Systems Incorporated.


                                                      By: /s/ Kenyon & Kenyon
                                                        ---------------------
                                                              Kenyon & Kenyon




New York, New York
July 12, 2000